UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________

FORM 8-K/A
______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (March 23, 2011)
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DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)
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New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive
Odessa, Florida 33556
(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 1.01 Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A (“Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Dais Analytic Corporation with the Securities and Exchange Commission on March 28, 2011 (the “Original Form 8-K”).  The sole purpose of filing this Form 8-K/A is to file a copy of  Exhibits 10.7 and 10.10, Note and Warrant Purchase Agreement by and between Dais Analytic Corporation and Platinum-Montaur Life Sciences, LLC, dated March 22, 2011, and Patent Security Agreement by and between Dais Analytic Corporation and Platinum-Montaur Life Sciences, LLC, dated March 22, 2011, respectively, certain portions of which have been omitted based on a revised request for confidential treatment.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.7	Note and Warrant Purchase Agreement by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011*

10.10	Patent Security Agreement by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011*

*	Certain portions of this exhibit have been omitted based upon a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dais Analytic Corporation

Dated: July 6, 2011	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.7	Note and Warrant Purchase Agreement by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011*

10.10	Patent Security Agreement by and between the Registrant and Platinum-Montaur Life Sciences, LLC dated March 22, 2011*

*	Certain portions of this exhibit have been omitted based upon a request for confidential treatment and filed separately with the Securities and Exchange Commission.